Exhibit 99.1

Icahn Enterprises L.P. Provides Update on

Arrangements with Brett Icahn and David Schechter

NEW YORK, June 26, 2017 -- Icahn Enterprises L.P. (NASDAQ: IEP) today announced that it has entered into an agreement with David Schechter, former co-manager of the Sargon Portfolio, pursuant to which Icahn Enterprises will, subject to the satisfaction of certain conditions, provide seed capital in connection with the launch of a new private investment management business by Mr. Schechter. The previously disclosed consulting agreement between Icahn Enterprises and David Schechter has been terminated by mutual agreement.

The previously disclosed consulting agreement between Icahn Enterprises and Brett Icahn, former co-manager of the Sargon Portfolio, remains in effect, under which Brett Icahn will continue to exclusively provide Carl C. Icahn investment advice with respect to the investment strategy for Icahn Enterprises' Investment segment and with respect to capital allocation across Icahn Enterprises’ various operating subsidiaries.

Icahn Enterprises L.P. (NASDAQ: IEP), a master limited partnership, is a diversified holding company engaged in ten primary business segments: Investment, Automotive, Energy, Metals, Railcar, Gaming, Mining, Food Packaging, Real Estate and Home Fashion.

Caution Concerning Forward-Looking Statements

This release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, many of which are beyond our ability to control or predict. Forward-looking statements may be identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of Icahn Enterprises L.P. and its subsidiaries, and Icahn Enterprises’ entry into new agreements with Brett Icahn and David Schechter. Among these risks and uncertainties are risks related to economic downturns, substantial competition and rising operating costs; risks related to our investment activities, including the nature of the investments made by the private funds in which we invest, losses in the private funds and loss of key employees; risks related to our automotive activities, including exposure to adverse conditions in the automotive industry, and risks related to operations in foreign countries; risks related to our energy business, including the volatility and availability of crude oil, other feed stocks and refined products, unfavorable refining margin (crack spread), interrupted access to pipelines, significant fluctuations in nitrogen fertilizer demand in the agricultural industry and seasonality of results; risk related to our gaming operations, including reductions in discretionary spending due to a downturn in the local, regional or national economy, intense competition in the gaming industry from present and emerging internet online markets and extensive regulation; risks related to our railcar activities, including reliance upon a small number of customers that represent a large percentage of revenues and backlog, the health of and prospects for the overall railcar industry and the cyclical nature of the railcar manufacturing business; risks related to our food packaging activities, including competition from better capitalized competitors, inability of its suppliers to timely deliver raw materials, and the failure to effectively respond to industry changes in casings technology; risks related to our scrap metals activities, including potential environmental exposure; risks related to our real estate activities, including the extent of any tenant bankruptcies and insolvencies; risks related to our home fashion operations, including changes in the availability and price of raw materials, and changes in transportation costs and delivery times; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. Past performance in our Investment segment is not necessarily indicative of future performance. We undertake no obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise.

Investor Contacts:

SungHwan Cho, Chief Financial Officer

Peter Reck, Chief Accounting Officer

(212) 702-4300